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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2003


                                    PSC INC.
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             (Exact Name of Registrant as Specified in its Charter)

            NEW YORK                   0-9919               16-0969362
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 (State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation )            File Number)        Identification No.)

   111 S.W. FIFTH AVENUE, SUITE 4100,PORTLAND, OREGON              97204
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       (Address of principal executive offices)                  (Zip Code)



                                 (503) 553-3920
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              (Registrant's telephone number, including area code)

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address; if changed since last report.)



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Item 5.   Other Events

         As previously reported, on November 22, 2002, PSC Inc. (the "Company") filed a voluntary bankruptcy petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Since the November 22, 2002 petition date, the Company has operated as a debtor in possession and is in compliance with all bankruptcy reporting requirements.

         As a result of the Chapter 11 proceeding, each month the Company is required to file with the Bankruptcy court a schedule of monthly income and expenses, along with selected balance sheet data (the "Monthly Operating Statement"). Registrant has filed a Monthly Operating Statement with the Bankruptcy Court covering the period of February 21, 2003 to March 28, 2003. This Monthly Operating Statement is filed as Exhibit 99.1 to this Current Report.

         The financial data included in the Monthly Operating Statement is not audited. The Monthly Operating Statement is in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("the Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Statement should not be viewed as indicative of future results.

Item 7.  Financial Statements and Exhibits.

(c)       EXHIBITS.
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EXHIBIT NO.           DESCRIPTION

99.1 PSC Inc. Monthly Operating statement for the period from February 21, 2003 to March 28, 2003.

FORWARD LOOKING STATEMENTS

                  Certain statements in this Form 8-K are forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth and other risks listed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          PSC INC.

                          By:    /s/ EDWARD J. BOREY
                                 -----------------------------------------------
                          Name:  Edward J. Borey
                          Title: President, Chief Executive Officer and Director

Dated:  April 17, 2003
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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

99.1 PSC Inc. Monthly Operating statement for the period from February 21, 2003 to March 28, 2003.